Equitable Financial Life Insurance Company

Supplement dated May 11, 2020 to the May 1, 2020 prospectus for Retirement Cornerstone® Series 19

This Supplement modifies certain information in the above-referenced Prospectus (the “Prospectus”) offered by Equitable Financial Life Insurance Company. You should read this Supplement in conjunction with your Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in your Prospectus remains unchanged. The terms we use in this Supplement have the same meaning as in your Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service center referenced in your Prospectus.

Effective for applications signed on or after May 15, 2020, please note the following changes to the Prospectus:

•	Under “Guaranteed interest option” in the “Contract features and benefits” section of the Prospectus, the fourth paragraph is replaced in its entirety with the following:

“Your lifetime minimum rate is 1.00%. The data page for your contract shows the lifetime minimum rate. The minimum yearly rate will never be less than the lifetime minimum rate. The minimum yearly rate for 2020 is 1.00%. Current interest rates will never be less than the yearly guaranteed interest rate.”

•	Under “Special dollar cost averaging” in the “Contract features and benefits” section of the Prospectus, the first paragraph is replaced in its entirety with the following:

“Under the special dollar cost averaging program, you may dollar cost average from the account for special dollar cost averaging, which is part of the general account. We credit daily interest, which will never be less than 1.00% or the guaranteed lifetime minimum rate for the guaranteed interest option, whichever is greater, to amounts allocated to this account. Currently, the guaranteed lifetime minimum rate is 1.00%. We guarantee to pay the current interest rate that is in effect on the date that your contribution is allocated to this account. That interest rate will apply to that contribution as long as it remains in the account for special dollar cost averaging. The guaranteed interest rate for the time period that you select will be shown in your contract for your initial contribution. We set the interest rates periodically, based on our discretion and according to procedures that we have. We reserve the right to change these procedures.”

Retirement Cornerstone® Series is issued by and is a registered service mark of Equitable Financial Life Insurance Company.

Co-distributed by affiliates Equitable Advisors, LLC and Equitable Distributors, LLC. 1290 Avenue of the Americas, New York, NY 10104.

Copyright 2020 Equitable Financial Life Insurance Company. All rights reserved.

Equitable Financial Life Insurance Company 1290 Avenue of the Americas

New York, NY 10104 (212) 554-1234

IM-42-20 (5.20)	Cat. # 160840 (5.20)
RC 19 NB	#927919